UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03090

MFS SERIES TRUST VII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: July 31

Date of reporting period: July 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

July 31, 2020

MFS® Equity Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

EQI-ANN

MFS® Equity Income Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020 as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries affected by the outbreak early on, brightened the economic and market outlook during the second quarter, as did the phased reopening of U.S. states. However, a great deal of uncertainty remains, including over whether there will be a second wave of cases later this year, as many countries continue to experience COVID-19 flare-ups.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the

United States some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely, as households, businesses, and governments adjust to a new reality, and these alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

September 16, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Microsoft Corp.	7.7%
Apple, Inc.	5.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.0%
Eli Lilly & Co.	2.9%
Comcast Corp., “A”	2.8%
Bank of America Corp.	2.7%
Target Corp.	2.5%
Eaton Corp. PLC	2.5%
McKesson Corp.	2.5%
Intel Corp.	2.3%

GICS equity sectors (g)
Information Technology	22.7%
Financials	14.5%
Health Care	14.0%
Consumer Staples	9.2%
Consumer Discretionary	7.5%
Industrials	7.3%
Communication Services	6.7%
Real Estate	6.1%
Utilities	5.1%
Energy	4.7%
Materials	1.3%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of July 31, 2020.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended July 31, 2020, Class A shares of the MFS Equity Income Fund (fund) provided a total return of 1.69%, at net asset value. This compares with a return of 11.96% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Stock Index).

Market Environment

Markets experienced an extraordinarily sharp selloff and, in many cases, an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, while shale oil producers in the United States also decreased production, which – along with the gradual reopening of some major economies and the resultant boost in demand – helped stabilize the price of crude oil.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. They proved largely successful in helping to restore market function, ease volatility and stimulate a market rebound through the end of the period. Monetary easing measures were complemented by large fiscal stimulus initiatives in developed countries. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

As is often the case in a crisis, market vulnerabilities were revealed. For example, companies that added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have, in many cases, halted share repurchase and cut dividends, while some firms have been forced to recapitalize.

Detractors from Performance

An overweight position and stock selection in the financials sector hurt performance relative to the S&P 500 Stock Index. Notably, the fund’s overweight positions in financial services firm Citigroup and insurance company MetLife weakened relative results. Stocks of financial companies came under pressure over the reporting period as deteriorating economic conditions led global central banks to lower interest rates and provide record amounts of economic stimulus, which has historically pressured margins of financial firms.

Management Review – continued

An underweight position and security selection in the information technology sector further weighed on relative returns. Within this sector, an underweight position in computer and personal electronics maker Apple and an overweight position in network equipment company Cisco Systems (h) detracted from relative performance. The share price of Cisco Systems declined over the reporting period as management lowered its revenue guidance citing uncertainty around COVID-19 and its impact on customers’ technology budgets.

Stock selection and, to a lesser extent, a slight underweight position in the consumer discretionary sector also hindered relative performance. An underweight position in internet retailer Amazon.com, and holding shares of automotive seating manufacturer Lear (b)(h), held back relative returns within this sector. The stock price of Amazon climbed, notably in the latter half of the period, as consumers shifted toward online shopping amid the COVID-19 pandemic.

An overweight position and, to a lesser extent, security selection in the energy sector were other factors that detracted from relative results. Within this sector, holding shares of natural gas and petrochemical products manufacturer Enterprise Products Partners (b), integrated oil company BP (b) (United Kingdom) and multi-national oil and gas company Eni (b) (Italy) held back relative performance.

Elsewhere, the fund’s holdings of real estate investment trust STORE Capital (b) dampened relative returns as the stock underperformed the benchmark over the reporting period.

Contributors to Performance

Security selection and, to a lesser extent, an underweight position in the industrials sector benefited relative performance over the reporting period. Notably, not holding shares of aerospace company Boeing aided relative returns. The stock price of Boeing declined as a result of both ongoing issues with the 737 MAX airliner and the impacts of COVID-19 on the travel industry, which led the company to suspend production of its 787 airliner until conditions improve.

Stocks in other sectors that also supported relative results included the fund’s holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing (b) (Taiwan) and pharmaceutical and diagnostic company Roche Holding (b) (Switzerland) and overweight positions in pharmaceutical company Eli Lilly, software giant Microsoft, consumer retailer Target and global biopharmaceutical company Bristol-Myers Squibb. The share price of Taiwan Semiconductor Manufacturing benefited from increased sales of semiconductor chips as global demand for computer and networking equipment surged amid the pandemic and much of the world switched to operating remotely, where possible. Not holding shares of integrated energy companies Exxon Mobil and Chevron, as well as financial services firm JPMorgan Chase, also helped relative returns as these stocks lagged the benchmark over the reporting period.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative

Management Review – continued

performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 7/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions.

The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly.

Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 7/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	9/27/12	1.69%	6.12%	9.17%
B	9/27/12	0.92%	5.33%	8.36%
C	9/27/12	0.95%	5.33%	8.37%
I	9/27/12	1.95%	6.40%	9.45%
R1	9/27/12	0.92%	5.34%	8.36%
R2	9/27/12	1.46%	5.86%	8.90%
R3	9/27/12	1.69%	6.12%	9.17%
R4	9/27/12	1.95%	6.38%	9.44%
R6	9/27/12	2.03%	6.52%	9.63%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		11.96%	11.49%	13.40%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(4.16)%	4.87%	8.35%
B With CDSC (Declining over six years from 4% to 0%) (v)		(3.06)%	5.01%	8.36%
C With CDSC (1% for 12 months) (v)		(0.04)%	5.33%	8.37%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance. “Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS’s product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, February 1, 2020 through July 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2020 through July 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/20	Ending Account Value 7/31/20	Expenses Paid During Period (p) 2/01/20-7/31/20
A	Actual	0.89%	$1,000.00	$943.18	$4.30
	Hypothetical (h)	0.89%	$1,000.00	$1,020.44	$4.47
B	Actual	1.64%	$1,000.00	$940.04	$7.91
	Hypothetical (h)	1.64%	$1,000.00	$1,016.71	$8.22
C	Actual	1.64%	$1,000.00	$940.34	$7.91
	Hypothetical (h)	1.64%	$1,000.00	$1,016.71	$8.22
I	Actual	0.64%	$1,000.00	$944.51	$3.09
	Hypothetical (h)	0.64%	$1,000.00	$1,021.68	$3.22
R1	Actual	1.64%	$1,000.00	$940.17	$7.91
	Hypothetical (h)	1.64%	$1,000.00	$1,016.71	$8.22
R2	Actual	1.14%	$1,000.00	$942.93	$5.51
	Hypothetical (h)	1.14%	$1,000.00	$1,019.19	$5.72
R3	Actual	0.89%	$1,000.00	$943.32	$4.30
	Hypothetical (h)	0.89%	$1,000.00	$1,020.44	$4.47
R4	Actual	0.64%	$1,000.00	$944.56	$3.09
	Hypothetical (h)	0.64%	$1,000.00	$1,021.68	$3.22
R6	Actual	0.55%	$1,000.00	$945.35	$2.66
	Hypothetical (h)	0.55%	$1,000.00	$1,022.13	$2.77

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

7/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 96.5%
Aerospace - 2.1%
Honeywell International, Inc.	13,160	$1,965,709
Leidos Holdings, Inc.	24,310	2,313,340

		$4,279,049
Automotive - 0.4%
Magna International, Inc.	17,500	$808,858

Brokerage & Asset Managers - 1.1%
Invesco Ltd.	124,285	$1,247,821
TD Ameritrade Holding Corp.	30,437	1,092,384

		$2,340,205
Business Services - 1.4%
Amdocs Ltd.	14,640	$909,144
Fiserv, Inc. (a)	19,813	1,977,139

		$2,886,283
Cable TV - 2.8%
Comcast Corp., “A”	133,445	$5,711,446

Computer Software - 7.7%
Microsoft Corp.	77,195	$15,825,747

Computer Software - Systems - 6.6%
Apple, Inc.	26,372	$11,209,155
Hitachi Ltd.	75,900	2,253,061

		$13,462,216
Consumer Products - 1.3%
Kimberly-Clark Corp.	15,919	$2,420,325
Reynolds Consumer Products, Inc.	7,725	263,113

		$2,683,438
Electrical Equipment - 1.1%
Johnson Controls International PLC	37,871	$1,457,276
Schneider Electric SE	6,682	778,501

		$2,235,777

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electronics - 5.3%
Intel Corp.	100,320	$4,788,273
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	77,149	6,086,285

		$10,874,558
Energy - Independent - 0.6%
Valero Energy Corp.	21,630	$1,216,255

Energy - Integrated - 1.6%
BP PLC	541,863	$1,964,354
Eni S.p.A.	157,478	1,408,480

		$3,372,834
Food & Beverages - 3.4%
General Mills, Inc.	10,590	$670,029
Ingredion, Inc.	15,794	1,366,181
J.M. Smucker Co.	30,567	3,342,502
PepsiCo, Inc.	11,742	1,616,404

		$6,995,116
Food & Drug Stores - 2.2%
Kroger Co.	19,130	$665,533
Seven & I Holdings Co. Ltd.	14,800	450,931
Wal-Mart Stores, Inc.	25,570	3,308,758

		$4,425,222
General Merchandise - 0.7%
Dollar General Corp.	7,720	$1,469,888

Health Maintenance Organizations - 0.4%
Cigna Corp.	4,532	$782,631

Insurance - 4.6%
Equitable Holdings, Inc.	81,200	$1,661,352
Everest Re Group Ltd.	4,470	977,991
Manulife Financial Corp.	72,880	978,050
MetLife, Inc.	72,977	2,762,179
Zurich Insurance Group AG	8,175	3,022,110

		$9,401,682
Internet - 2.2%
Alphabet, Inc., “A” (a)	2,522	$3,752,610
Facebook, Inc., “A” (a)	3,235	820,622

		$4,573,232

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Leisure & Toys - 1.0%
Activision Blizzard, Inc.	23,670	$1,955,852

Machinery & Tools - 5.2%
AGCO Corp.	54,996	$3,609,388
Cummins, Inc.	7,460	1,441,720
Eaton Corp. PLC	54,979	5,120,194
Regal Beloit Corp.	6,524	600,012

		$10,771,314
Major Banks - 6.6%
Bank of America Corp.	219,161	$5,452,726
Morgan Stanley	86,270	4,216,878
State Street Corp.	12,450	794,186
Sumitomo Mitsui Financial Group, Inc.	34,800	930,360
UBS Group AG	86,720	1,021,188
Wells Fargo & Co.	43,390	1,052,641

		$13,467,979
Medical & Health Technology & Services - 2.5%
McKesson Corp.	33,661	$5,054,536

Metals & Mining - 1.3%
Rio Tinto PLC	44,333	$2,701,927

Natural Gas - Distribution - 0.4%
UGI Corp.	26,040	$868,174

Natural Gas - Pipeline - 2.4%
Enbridge, Inc.	13,741	$439,712
Enterprise Products Partners LP	135,418	2,383,357
Equitrans Midstream Corp.	74,222	716,242
Magellan Midstream Partners LP	23,430	948,681
Plains All American Pipeline LP	70,480	538,467

		$5,026,459
Network & Telecom - 1.1%
QTS Realty Trust, Inc., REIT, “A”	31,040	$2,233,328

Other Banks & Diversified Financials - 2.3%
Citigroup, Inc.	84,015	$4,201,590
SLM Corp.	62,630	424,005

		$4,625,595

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - 10.3%
AbbVie, Inc.	13,120	$1,245,219
Bayer AG	16,917	1,126,404
Bristol-Myers Squibb Co.	29,511	1,731,115
Eli Lilly & Co.	39,798	5,981,242
Johnson & Johnson	8,148	1,187,653
Merck & Co., Inc.	48,630	3,902,071
Pfizer, Inc.	33,591	1,292,582
Roche Holding AG	13,659	4,721,021

		$21,187,307
Real Estate - 5.0%
Lexington Realty Trust, REIT	197,150	$2,286,940
Medical Properties Trust, Inc., REIT	106,481	2,143,463
Spirit Realty Capital, Inc., REIT	45,748	1,576,476
STORE Capital Corp., REIT	115,795	2,743,184
W.P. Carey, Inc., REIT	21,390	1,526,604

		$10,276,667
Restaurants - 1.6%
Starbucks Corp.	43,347	$3,317,346

Specialty Stores - 4.8%
Amazon.com, Inc. (a)	1,151	$3,642,547
Best Buy Co., Inc.	10,227	1,018,507
Target Corp.	41,413	5,213,068

		$9,874,122
Telephone Services - 0.7%
Verizon Communications, Inc.	25,505	$1,466,027

Tobacco - 2.3%
British American Tobacco PLC	36,710	$1,218,292
Japan Tobacco, Inc.	77,700	1,336,942
Philip Morris International, Inc.	29,580	2,272,040

		$4,827,274
Utilities - Electric Power - 3.5%
AltaGas Ltd. (l)	95,990	$1,202,517
Duke Energy Corp.	13,555	1,148,651
Exelon Corp.	106,282	4,103,548
NextEra Energy, Inc.	2,263	635,224

		$7,089,940
Total Common Stocks (Identified Cost, $167,130,055)		$198,088,284

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Convertible Preferred Stocks - 2.1%
Medical Equipment - 0.9%
Boston Scientific Corp., 5.5%	8,758	$983,436
Danaher Corp., 4.75%	525	745,038

		$1,728,474
Utilities - Electric Power - 1.2%
CenterPoint Energy, Inc., 7%	70,421	$2,545,719
Total Convertible Preferred Stocks (Identified Cost, $4,991,564)		$4,274,193

Preferred Stocks - 0.5%
Electronics - 0.5%
Samsung Electronics Co. Ltd. (Identified Cost, $891,684)	26,677	$1,111,320

Investment Companies (h) - 0.8%
Money Market Funds - 0.8%
MFS Institutional Money Market Portfolio, 0.15% (v) (Identified Cost, $1,492,328)	1,492,233	$1,492,382

Other Assets, Less Liabilities - 0.1%		262,528
Net Assets - 100.0%		$205,228,707

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $1,492,382 and $203,473,797, respectively.

(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 7/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $94,643 of securities on loan (identified cost, $173,013,303)	$203,473,797
Investments in affiliated issuers, at value (identified cost, $1,492,328)	1,492,382
Receivables for
Fund shares sold	137,787
Interest and dividends	481,132
Receivable from investment adviser	19,537
Other assets	353
Total assets	$205,604,988

Liabilities
Payables for
Fund shares reacquired	$227,372
Payable to affiliates
Administrative services fee	211
Shareholder servicing costs	65,490
Distribution and service fees	2,991
Payable for independent Trustees’ compensation	14
Accrued expenses and other liabilities	80,203
Total liabilities	$376,281
Net assets	$205,228,707

Net assets consist of
Paid-in capital	$172,078,037
Total distributable earnings (loss)	33,150,670
Net assets	$205,228,707
Shares of beneficial interest outstanding	13,406,997

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$139,563,109	9,125,495	$15.29
Class B	3,533,821	231,120	15.29
Class C	15,704,501	1,027,303	15.29
Class I	21,343,899	1,394,788	15.30
Class R1	120,729	7,860	15.36
Class R2	209,732	13,676	15.34
Class R3	201,212	13,133	15.32
Class R4	100,976	6,596	15.31
Class R6	24,450,728	1,587,026	15.41

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $16.22 [100 / 94.25 x $15.29]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 7/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$6,106,882
Dividends from affiliated issuers	19,306
Other	6,490
Income on securities loaned	804
Foreign taxes withheld	(157,855)
Total investment income	$5,975,627
Expenses
Management fee	$1,015,577
Distribution and service fees	557,095
Shareholder servicing costs	204,237
Administrative services fee	37,752
Independent Trustees’ compensation	7,352
Custodian fee	21,719
Shareholder communications	28,966
Audit and tax fees	52,085
Legal fees	2,039
Registration fees	142,912
Miscellaneous	32,708
Total expenses	$2,102,442
Reduction of expenses by investment adviser and distributor	(268,883)
Net expenses	$1,833,559
Net investment income (loss)	$4,142,068

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$2,447,241
Affiliated issuers	(188)
Foreign currency	3,537
Net realized gain (loss)	$2,450,590
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(3,206,300)
Affiliated issuers	(90)
Translation of assets and liabilities in foreign currencies	19,002
Net unrealized gain (loss)	$(3,187,388)
Net realized and unrealized gain (loss)	$(736,798)
Change in net assets from operations	$3,405,270

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	7/31/20	7/31/19
Change in net assets

From operations
Net investment income (loss)	$4,142,068	$3,887,718
Net realized gain (loss)	2,450,590	2,231,770
Net unrealized gain (loss)	(3,187,388)	(777,249)
Change in net assets from operations	$3,405,270	$5,342,239
Total distributions to shareholders	$(4,694,613)	$(11,925,437)
Change in net assets from fund share transactions	$(5,054,242)	$18,612,295
Total change in net assets	$(6,343,585)	$12,029,097

Net assets
At beginning of period	211,572,292	199,543,195
At end of period	$205,228,707	$211,572,292

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16
Net asset value, beginning of period	$15.40	$16.05	$15.25	$13.57	$13.79

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.30	$0.31	$0.29	$0.27
Net realized and unrealized gain (loss)	(0.06)	0.00 (w)	1.32	1.67	(0.09	)(g)
Total from investment operations	$0.25	$0.30	$1.63	$1.96	$0.18

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.31)	$(0.34)	$(0.28)	$(0.25)
From net realized gain	(0.04)	(0.64)	(0.49)	—	(0.15)
Total distributions declared to shareholders	$(0.36)	$(0.95)	$(0.83)	$(0.28)	$(0.40)
Net asset value, end of period (x)	$15.29	$15.40	$16.05	$15.25	$13.57
Total return (%) (r)(s)(t)(x)	1.69	2.56	10.91	14.57	1.54

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.02	1.03	1.17	1.30
Expenses after expense reductions (f)	0.89	0.89	0.89	0.99	0.99
Net investment income (loss)	2.05	1.97	1.95	2.02	2.11
Portfolio turnover	42	39	51	47	43
Net assets at end of period (000 omitted)	$139,563	$138,043	$135,139	$134,180	$132,449

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended

	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16
Net asset value, beginning of period	$15.39	$16.03	$15.23	$13.56	$13.74

Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.19	$0.19	$0.18	$0.18
Net realized and unrealized gain (loss)	(0.06)	0.00 (w)	1.32	1.66	(0.08	)(g)
Total from investment operations	$0.14	$0.19	$1.51	$1.84	$0.10

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.19)	$(0.22)	$(0.17)	$(0.13)
From net realized gain	(0.04)	(0.64)	(0.49)	—	(0.15)
Total distributions declared to shareholders	$(0.24)	$(0.83)	$(0.71)	$(0.17)	$(0.28)
Net asset value, end of period (x)	$15.29	$15.39	$16.03	$15.23	$13.56
Total return (%) (r)(s)(t)(x)	0.92	1.86	10.07	13.66	0.83

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.77	1.77	1.78	1.92	2.05
Expenses after expense reductions (f)	1.64	1.64	1.64	1.74	1.74
Net investment income (loss)	1.32	1.21	1.20	1.26	1.37
Portfolio turnover	42	39	51	47	43
Net assets at end of period (000 omitted)	$3,534	$4,604	$4,378	$4,298	$3,978

Class C	Year ended

	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16
Net asset value, beginning of period	$15.39	$16.03	$15.23	$13.55	$13.75

Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.19	$0.19	$0.18	$0.18
Net realized and unrealized gain (loss)	(0.06)	0.00 (w)	1.32	1.67	(0.10	)(g)
Total from investment operations	$0.14	$0.19	$1.51	$1.85	$0.08

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.19)	$(0.22)	$(0.17)	$(0.13)
From net realized gain	(0.04)	(0.64)	(0.49)	—	(0.15)
Total distributions declared to shareholders	$(0.24)	$(0.83)	$(0.71)	$(0.17)	$(0.28)
Net asset value, end of period (x)	$15.29	$15.39	$16.03	$15.23	$13.55
Total return (%) (r)(s)(t)(x)	0.95	1.84	10.06	13.76	0.71

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.77	1.77	1.78	1.92	2.05
Expenses after expense reductions (f)	1.64	1.64	1.64	1.74	1.74
Net investment income (loss)	1.31	1.21	1.20	1.26	1.37
Portfolio turnover	42	39	51	47	43
Net assets at end of period (000 omitted)	$15,705	$19,000	$19,927	$21,460	$19,866

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended

	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16
Net asset value, beginning of period	$15.41	$16.06	$15.26	$13.57	$13.80

Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.34	$0.34	$0.34	$0.30
Net realized and unrealized gain (loss)	(0.06)	0.00 (w)	1.33	1.67	(0.09	)(g)
Total from investment operations	$0.29	$0.34	$1.67	$2.01	$0.21

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.35)	$(0.38)	$(0.32)	$(0.29)
From net realized gain	(0.04)	(0.64)	(0.49)	—	(0.15)
Total distributions declared to shareholders	$(0.40)	$(0.99)	$(0.87)	$(0.32)	$(0.44)
Net asset value, end of period (x)	$15.30	$15.41	$16.06	$15.26	$13.57
Total return (%) (r)(s)(t)(x)	1.95	2.82	11.18	14.97	1.78

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.77	0.78	0.91	1.04
Expenses after expense reductions (f)	0.64	0.64	0.64	0.74	0.74
Net investment income (loss)	2.31	2.20	2.19	2.37	2.34
Portfolio turnover	42	39	51	47	43
Net assets at end of period (000 omitted)	$21,344	$23,261	$13,878	$8,992	$5,636

Class R1	Year ended

	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16
Net asset value, beginning of period	$15.47	$16.11	$15.30	$13.62	$13.78

Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.19	$0.19	$0.18	$0.18
Net realized and unrealized gain (loss)	(0.05)	0.01	1.33	1.67	(0.08	)(g)
Total from investment operations	$0.14	$0.20	$1.52	$1.85	$0.10

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.20)	$(0.22)	$(0.17)	$(0.11)
From net realized gain	(0.04)	(0.64)	(0.49)	—	(0.15)
Total distributions declared to shareholders	$(0.25)	$(0.84)	$(0.71)	$(0.17)	$(0.26)
Net asset value, end of period (x)	$15.36	$15.47	$16.11	$15.30	$13.62
Total return (%) (r)(s)(t)(x)	0.92	1.85	10.09	13.68	0.81

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.77	1.77	1.78	1.92	2.05
Expenses after expense reductions (f)	1.64	1.64	1.64	1.74	1.74
Net investment income (loss)	1.28	1.21	1.20	1.27	1.40
Portfolio turnover	42	39	51	47	43
Net assets at end of period (000 omitted)	$121	$103	$85	$83	$76

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended

	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16
Net asset value, beginning of period	$15.44	$16.08	$15.28	$13.60	$13.79

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.26	$0.26	$0.25	$0.25
Net realized and unrealized gain (loss)	(0.06)	0.01	1.34	1.67	(0.09	)(g)
Total from investment operations	$0.22	$0.27	$1.60	$1.92	$0.16

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.27)	$(0.31)	$(0.24)	$(0.20)
From net realized gain	(0.04)	(0.64)	(0.49)	—	(0.15)
Total distributions declared to shareholders	$(0.32)	$(0.91)	$(0.80)	$(0.24)	$(0.35)
Net asset value, end of period (x)	$15.34	$15.44	$16.08	$15.28	$13.60
Total return (%) (r)(s)(t)(x)	1.46	2.38	10.63	14.26	1.29

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.27	1.27	1.28	1.42	1.55
Expenses after expense reductions (f)	1.14	1.14	1.14	1.24	1.24
Net investment income (loss)	1.80	1.69	1.64	1.76	1.91
Portfolio turnover	42	39	51	47	43
Net assets at end of period (000 omitted)	$210	$369	$298	$94	$84

Class R3	Year ended

	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16
Net asset value, beginning of period	$15.43	$16.08	$15.27	$13.59	$13.80

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.31	$0.31	$0.29	$0.28
Net realized and unrealized gain (loss)	(0.06)	(0.01)	1.33	1.67	(0.09	)(g)
Total from investment operations	$0.25	$0.30	$1.64	$1.96	$0.19

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.31)	$(0.34)	$(0.28)	$(0.25)
From net realized gain	(0.04)	(0.64)	(0.49)	—	(0.15)
Total distributions declared to shareholders	$(0.36)	$(0.95)	$(0.83)	$(0.28)	$(0.40)
Net asset value, end of period (x)	$15.32	$15.43	$16.08	$15.27	$13.59
Total return (%) (r)(s)(t)(x)	1.69	2.57	10.94	14.56	1.54

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.02	1.03	1.17	1.30
Expenses after expense reductions (f)	0.89	0.89	0.89	0.99	0.99
Net investment income (loss)	2.05	2.04	1.97	2.02	2.15
Portfolio turnover	42	39	51	47	43
Net assets at end of period (000 omitted)	$201	$182	$98	$137	$114

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended

	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16
Net asset value, beginning of period	$15.42	$16.06	$15.26	$13.58	$13.81

Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.34	$0.35	$0.32	$0.31
Net realized and unrealized gain (loss)	(0.06)	0.01	1.32	1.67	(0.10	)(g)
Total from investment operations	$0.29	$0.35	$1.67	$1.99	$0.21

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.35)	$(0.38)	$(0.31)	$(0.29)
From net realized gain	(0.04)	(0.64)	(0.49)	—	(0.15)
Total distributions declared to shareholders	$(0.40)	$(0.99)	$(0.87)	$(0.31)	$(0.44)
Net asset value, end of period (x)	$15.31	$15.42	$16.06	$15.26	$13.58
Total return (%) (r)(s)(t)(x)	1.95	2.88	11.18	14.85	1.72

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.77	0.78	0.92	1.05
Expenses after expense reductions (f)	0.64	0.64	0.64	0.74	0.74
Net investment income (loss)	2.29	2.25	2.22	2.27	2.42
Portfolio turnover	42	39	51	47	43
Net assets at end of period (000 omitted)	$101	$88	$56	$63	$54

Class R6	Year ended

	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16
Net asset value, beginning of period	$15.52	$16.15	$15.35	$13.65	$13.88

Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.36	$0.36	$0.26	$0.32
Net realized and unrealized gain (loss)	(0.06)	0.01	1.33	1.77	(0.09	)(g)
Total from investment operations	$0.30	$0.37	$1.69	$2.03	$0.23

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.36)	$(0.40)	$(0.33)	$(0.31)
From net realized gain	(0.04)	(0.64)	(0.49)	—	(0.15)
Total distributions declared to shareholders	$(0.41)	$(1.00)	$(0.89)	$(0.33)	$(0.46)
Net asset value, end of period (x)	$15.41	$15.52	$16.15	$15.35	$13.65
Total return (%) (r)(s)(t)(x)	2.03	3.02	11.23	15.06	1.92

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.68	0.68	0.84	0.90
Expenses after expense reductions (f)	0.55	0.55	0.54	0.63	0.60
Net investment income (loss)	2.39	2.31	2.30	1.73	2.47
Portfolio turnover	42	39	51	47	43
Net assets at end of period (000 omitted)	$24,451	$25,922	$25,684	$23,293	$1,208

See Notes to Financial Statements

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Equity Income Fund (the fund) is a diversified series of MFS Series Trust VII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have

Notes to Financial Statements – continued

been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund

Notes to Financial Statements – continued

could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of July 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$169,913,484	$—	$—	$169,913,484
Switzerland	4,721,021	4,043,298	—	8,764,319
Taiwan	6,086,285	—	—	6,086,285
United Kingdom	—	5,884,573	—	5,884,573
Japan	—	4,971,294	—	4,971,294
Canada	3,429,137	—	—	3,429,137
Italy	—	1,408,480	—	1,408,480
Germany	—	1,126,404	—	1,126,404
South Korea	—	1,111,320	—	1,111,320
Other Countries	—	778,501	—	778,501
Mutual Funds	1,492,382	—	—	1,492,382
Total	$185,642,309	$19,323,870	$—	$204,966,179

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans

Notes to Financial Statements – continued

can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $94,643. The fair value of the fund’s investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of $100,409 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 7/31/20	Year ended 7/31/19
Ordinary income (including any short-term capital gains)	$4,014,800	$3,326,186
Long-term capital gains	679,813	8,599,251

Total distributions	$4,694,613	$11,925,437

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 7/31/20

Cost of investments	$175,188,409
Gross appreciation	43,235,752

Gross depreciation	(13,457,982)
Net unrealized appreciation (depreciation)	$29,777,770

Undistributed long-term capital gain	1,935,529
Other temporary differences	1,437,371

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s

Notes to Financial Statements – continued

income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 7/31/20	Year ended 7/31/19
Class A	$3,169,345	$8,079,692
Class B	61,646	241,654
Class C	271,014	1,014,729
Class I	515,942	988,953
Class R1	1,815	4,647
Class R2	5,950	17,105
Class R3	4,398	7,035
Class R4	2,426	3,826
Class R6	662,077	1,567,796
Total	$4,694,613	$11,925,437

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.475%
In excess of $2.5 billion	0.45%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended July 31, 2020, this management fee reduction amounted to $21,247, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended July 31, 2020 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
0.89%	1.64%	1.64%	0.64%	1.64%	1.14%	0.89%	0.64%	0.55%

Notes to Financial Statements – continued

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2021. For the year ended July 31, 2020, this reduction amounted to $246,928, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $46,062 for the year ended July 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$339,289
Class B	0.75%	0.25%	1.00%	1.00%	40,773
Class C	0.75%	0.25%	1.00%	1.00%	174,069
Class R1	0.75%	0.25%	1.00%	1.00%	1,123
Class R2	0.25%	0.25%	0.50%	0.50%	1,372
Class R3	—	0.25%	0.25%	0.25%	469
Total Distribution and Service Fees					$557,095

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended July 31, 2020, this rebate amounted to $662, $2, and $44 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2020, were as follows:

Amount
Class A	$1,890
Class B	2,404
Class C	1,215

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended July 31, 2020, the fee was $20,315, which equated to 0.0100% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended July 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $183,922.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended July 31, 2020 was equivalent to an annual effective rate of 0.0186% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

On December 14, 2018, MFS redeemed 4,342 shares of Class R6 for an aggregate amount of $64,523.

At July 31, 2020, MFS held approximately 58% of the outstanding shares of Class R1 and Class R4.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended July 31, 2020, this reimbursement amounted to $5,775, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended July 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $84,997,420 and $90,339,722, respectively.

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 7/31/20		Year ended 7/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	1,664,588	$24,235,950	1,373,442	$20,852,800
Class B	6,406	94,249	72,644	1,085,509
Class C	125,536	1,831,768	215,266	3,224,359
Class I	589,270	8,499,926	960,614	14,487,058
Class R1	1,088	16,020	1,188	18,335
Class R2	1,072	16,242	5,167	78,643
Class R3	1,057	17,301	8,455	121,968
Class R4	737	11,052	1,938	29,001
Class R6	252,287	3,769,744	302,516	4,668,349
	2,642,041	$38,492,252	2,941,230	$44,566,022

Shares issued to shareholders in reinvestment of distributions
Class A	213,924	$3,162,669	579,620	$8,056,023
Class B	4,107	61,408	17,504	241,022
Class C	18,147	269,980	73,332	1,009,301
Class I	32,409	480,294	68,217	955,205
Class R1	122	1,815	335	4,647
Class R2	391	5,950	1,228	17,105
Class R3	298	4,398	499	7,035
Class R4	164	2,426	272	3,826
Class R6	41,543	618,613	104,724	1,471,355
	311,105	$4,607,553	845,731	$11,765,519

Shares reacquired
Class A	(1,714,286)	$(25,130,150)	(1,414,265)	$(21,345,760)
Class B	(78,535)	(1,130,659)	(64,093)	(969,015)
Class C	(350,868)	(5,247,621)	(297,287)	(4,495,885)
Class I	(735,907)	(10,823,431)	(384,133)	(5,777,810)
Class R1	(33)	(547)	(125)	(1,972)
Class R2	(11,681)	(196,775)	(1,004)	(15,908)
Class R3	(18)	(279)	(3,268)	(50,258)
Class R4	(12)	(181)	(4)	(68)
Class R6	(377,403)	(5,624,404)	(326,578)	(5,062,570)
	(3,268,743)	$(48,154,047)	(2,490,757)	$(37,719,246)

Notes to Financial Statements – continued

	Year ended 7/31/20		Year ended 7/31/19

	Shares	Amount	Shares	Amount
Net change
Class A	164,226	$2,268,469	538,797	$7,563,063
Class B	(68,022)	(975,002)	26,055	357,516
Class C	(207,185)	(3,145,873)	(8,689)	(262,225)
Class I	(114,228)	(1,843,211)	644,698	9,664,453
Class R1	1,177	17,288	1,398	21,010
Class R2	(10,218)	(174,583)	5,391	79,840
Class R3	1,337	21,420	5,686	78,745
Class R4	889	13,297	2,206	32,759
Class R6	(83,573)	(1,236,047)	80,662	1,077,134
	(315,597)	$(5,054,242)	1,296,204	$18,612,295

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended July 31, 2020, the fund’s commitment fee and interest expense were $1,069 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,376,258	$19,814,659	$19,698,257	$(188)	$(90)	$1,492,382

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$19,306	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Equity Income Fund and the Board of Trustees of MFS Series Trust VII

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Equity Income Fund (the “Fund”) (one of the funds constituting MFS Series Trust VII (the “Trust”)), including the portfolio of investments, as of July 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VII) at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and others. Our audits also included evaluating the

Report of Independent Registered Public Accounting Firm – continued

accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts September 16, 2020

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of September 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	134	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 59)	Trustee	January 2014	134	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	134	Private investor; Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Equity Income Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions

Board Review of Investment Advisory Agreement – continued

performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the five-, three- and one-year periods ended December 31, 2019.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information

Board Review of Investment Advisory Agreement – continued

provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $960,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 87.31% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to each series of the Registrant. The tables below set forth the audit fees billed to the series of the Registrant with a fiscal year end of July 31, 2019 (the “Fund”) as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended July 31, 2020 and 2019, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2020	2019
Fees billed by E&Y:
MFS Equity Income Fund	41,819	41,134

For the fiscal years ended July 31, 2020 and 2019, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS Equity Income Fund	0	0	9,213	9,077	1,055	1,053

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Equity Income Fund*	1,785,703	1,587,927	0	0	104,750	104,750

	Aggregate Fees for Non-audit Services
	2020	2019
Fees billed by E&Y:
To MFS Equity Income Fund, MFS and MFS Related Entities#	2,079,721	1,940,007

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”, including fees for services related to reviews of internal controls and Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments for MFS Equity Income Fund is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR
CLOSED-END	MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

a)	(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

	(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

	(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)),

Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.    Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST VII

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: September 16, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: September 16, 2020

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: September 16, 2020

*	Print name and title of each signing officer under his or her signature.